SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) JULY 31, 2002
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                                Paracelsian, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                               0-19844                      16-1399565
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(State or Other Jurisdiction         (Commission               (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)


222 Langmuir Laboratories, Cornell Technology Park, Ithaca, New York     14850
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      (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (607) 257- 4224
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.      ACQUISITION OR DISPOSITION OF ASSETS

         On July 31, 2002, Paracelsian purchased substantially all of the assets of East West Herbs (USA) Ltd., a Delaware corporation. The acquisition was effected pursuant to the terms of an Asset Purchase Agreement, dated as of June 28, 2002, between Paracelsian and East West Herbs. Paracelsian acquired substantially all of the assets and properties of the East West Herbs business, including inventory, equipment, accounts receivable and certain US distribution rights, and in exchange assigned to East West Herbs its entire right, title and interest in and to a promissory note with a remaining balance of approximately $383,450, plus interest. The status and collectibility of the note were uncertain and it was fully reserved on the books of Paracelsian. In connection with the transaction, Robert Eric Miller, an affiliate of East West Herbs, delivered to Paracelsian a note in the original principal amount of $80,000.



Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a) Financial Statements of Business Acquired - to be filed by amendment to this Current Report on Form 8-K not later than October 14, 2002, if applicable.

                  (b) Pro Forma Financial Information - to be filed by amendment to this Current Report on Form 8-K not later than October 14, 2002, if applicable.

                  (c)      EXHIBITS

                           Exhibit 2.1 Asset Purchase Agreement, dated as of June 28, 2002, between East West Herbs (USA) Limited and
                                            Paracelsian, Inc.

                           Exhibit 2.2 Promissory Note, dated June 28, 2002, by Robert Eric Miller in favor of Paracelsian Inc.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 15, 2002              PARACELSIAN, INC.


                                     By:  /S/ NORIYOSHI INOUE
                                        ----------------------------------------
                                          NoriYoshi Inoue
                                          Chief Executive Officer and President
























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                                  EXHIBIT INDEX


  Exhibit
  NUMBER    EXHIBIT NAME                                               LOCATION

2.1         Asset Purchase Agreement, dated as of June 28,        Filed herewith
            2002, between East West Herbs (USA) Limited and Paracelsian, Inc.

2.2         Promissory note, dated as of June 28, 2002,           Filed herewith
            by Robert Eric Miller in favor of Paracelsian, Inc.

































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